Held For Sale Assets	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment Assets Held-for-sale Disclosure [Abstract]
HELD FOR SALE ASSETS
4.	HELD FOR SALE ASSETS

In April 2019, an investor contributed 100% ownership of Hunan Longxi, a real estate company which primarily consisted of certain properties and a land use right, to the Group for equity interest of Ucommune Venture valued at RMB 367,787. The management has approved the plan to sell the properties and land use right and has been actively marketing these assets, which had been sold in August 2020.

In August 2020, the Group entered into an assignment agreement with independence third party to dispose the 80% equity interest of Hunan Longxi and the Group’s debt claims to Hunan Longxi. The total cash consideration was RMB 200,000.

Disposal losses amounting to RMB 43,032 were recorded as loss on disposal of subsidiaries in the consolidated statements of operations as of December 31, 2020. In November 2020, the Group additionally disposed the remaining 20% of the equity interest of Hunan Longxi. As of December 31, 2020, the uncollected considerations of RMB 175,000 were recorded in other non-current assets, among which RMB 120,000 were guaranteed by 50% Hunan Longxi’s equity interest according to a supplementary pledge agreement. The uncollected considerations are expected to be collected within future two years.